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                          THIRD AMENDMENT TO LEASE


This Third Amendment to Lease is made and entered into between MERIT INDUSTRIAL PROPERTIES LIMITED PARTNERSHIP ("Lessor") and AMX CORPORATION ("Lessee") for and in consideration of One Dollar ($1.00) and other good and valuable consideration, receipt of which is hereby acknowledged.

This Third Amendment to Lease shall modify that certain written Lease Agreement dated January 2, 1992, the Amendment to Lease dated August 1, 1994, and the Second Amendment to Lease dated February 1, 1997 between Lessor and Lessee (collectively the "Lease"), for the rental of the following described
Premises:

                   11901, 11945 AND 11995 FORESTGATE DRIVE
                            DALLAS, TEXAS 75243
                            48,672 SQUARE FEET

The sole intent of this Third Amendment to Lease is to modify the Lease by incorporating the following provisions:

1.  TERM:
    The term of the Lease shall be extended six (6) months, so that the end of the term for the 48,672 square feet of Premises is July 31, 1999.

2.  BASE RENT:
    Lessee agrees to pay Lessor monthly Base Rent for the 48,672 square feet of Premises according to the following schedule:

         MONTHS                                         BASE RENT
         ------                                         ---------
         February 1997 through September 1997           $22,848.00
         October 1997 through July 1999                 $25,350.00

3.  ESCROW PAYMENTS:
    Lessee agrees to pay its proportionate share of expenses for the 48,672 square feet of Premises as defined in Paragraph 2.C. of the Lease Agreement.

All other terms and conditions of the original Lease Agreement dated January 2, 1992, the Amendment to Lease dated August 1, 1994, and the Second Amendment to Lease dated February 1, 1997 shall remain in effect and unchanged.

AGREED AND ACCEPTED THIS 1ST DAY OF MAY, 1997.

LESSOR:  MERIT INDUSTRIAL PROPERTIES LIMITED PARTNERSHIP


         By: /s/ GREG HOFFMAN
            --------------------------
                 Greg Hoffman

         Title:  Authorized Agent
               -----------------------

LESSEE:  AMX CORPORATION

         By: /s/ JOE HARDT
            ---------------------------

         Title:  President
               ------------------------